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                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]   Confidential, For Use of the
[ ]  Definitive Proxy Statement                    Commission Only (as permitted
[X]  Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                           RESTORATION HARDWARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:
                 Common Stock, $0.01 par value

        (2)      Aggregate number of securities to which transaction applies:
                 $_________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $_________________

        (4)      Proposed maximum aggregate value of transaction: $_____________

        (5)      Total fee paid:  $_________________

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)      Amount previously paid:

        (2)      Form, Schedule or Registration Statement no.:

        (3)      Filing Party:

        (4)      Date Filed:

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                           RESTORATION HARDWARE, INC.

                         SUPPLEMENT TO PROXY STATEMENT
                            ------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1999
                            ------------------------

     This is a Supplement to the Proxy Statement, dated May 12, 1999, first mailed to the stockholders of Restoration Hardware, Inc. (the "Company"), on May 12, 1999. The purpose of the Supplement is to update certain information contained in the Proxy Statement.

     1.) The following information supplements, and should be read in conjunction with, the information contained in the Proxy Statement, beginning on page 2, captioned "Proposal One -- Election of Directors."

     As stated in the Proxy Statement, one of the director nominees for the term ending upon the 2002 Annual Meeting of Stockholders is Mr. Damon Ball. Mr. Ball recently left Desai Capital and is now a Managing Director of Sextant Capital Advisors, LLC, a venture fund and financial advisory company formed by Mr. Ball.

     Except as described above, there are no other changes to the discussion captioned "Proposal One -- Election of Directors," contained on page 2 of the Proxy Statement.

     2.) The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock. It replaces in its entirety the table set forth under "Ownership of Securities" contained on page 8 of the Proxy Statement.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of April 19, 1999, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock based on information provided to the Company from such holders, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated,
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each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                                               PERCENTAGE
                                                                 SHARES        OF SHARES
                                                              BENEFICIALLY    BENEFICIALLY
                      BENEFICIAL OWNER                           OWNED          OWNED(1)
                      ----------------                        ------------    ------------
Stephen Gordon(2)...........................................   3,477,939         21.21%
E.W. Rose III...............................................   1,263,858          7.71%
Weston Presidio Capital II, L.P.(3).........................   1,577,681          9.62%
Chase Venture Capital Associates, L.P.(4)...................   1,430,030          8.72%
Thomas Christopher(5).......................................   1,146,183          6.99%
Desai Funds(6)..............................................     911,452          5.56%
Marshall Payne(7)...........................................     473,581          2.89%
Ray Hemmig(8)...............................................     231,373          1.41%
Thomas Low(9)...............................................     141,238             *
Millard Drexler(10).........................................     111,163             *
Robert Camp(11).............................................      86,522             *
Michael Lazarus(12).........................................      52,663             *
David Ferguson(13)..........................................      21,163             *
Damon Ball(14)..............................................      21,000             *
All directors and executive officers as a group (10
  persons)..................................................   5,762,825          35.1%

---------------
  *  Less than one percent of the outstanding Common Stock.

 (1) Percentage of ownership is based on 16,398,172 shares of Common Stock outstanding on April 19, 1999. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after April 19, 1999 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

 (2) Includes 260,631 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Gordon. Also includes 140,000 shares of Common Stock held by the Christine B. Gordon 1998 Qualified Grantor Retained Annuity Trust, of which Christine Gordon, the spouse of Stephen J. Gordon, is the sole trustee, and 140,000 shares held by the Stephen J. Gordon 1998 Qualified Grantor Retained Annuity Trust, of which Stephen J. Gordon is the sole trustee.

 (3) Excludes 52,663 shares of Common Stock subject to options held by Mr. Lazarus, a general partner of Weston Presidio Capital II, L.P.

 (4) Excludes 21,163 shares of Common Stock subject to options held by David Ferguson, a general partner of the general partner of Chase Venture Capital Associates, L.P.

 (5) Includes 477,132 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Christopher. Includes 109,375 shares of Common Stock held by the Barbara Christopher 1997 Qualified Grantor Retained Annuity Trust, of which Barbara Christopher, the spouse of Thomas A. Christopher, is the sole trustee, 2,625 shares held directly by Barbara Christopher and 109,375 shares of Common Stock held by the Thomas
     A. Christopher 1997 Qualified Grantor Annuity Trust, of which Thomas A. Christopher is the sole trustee.

 (6) Includes shares of Common Stock held by Equity Linked Investors II and Private Equity Investors III, L.P.

 (7) Includes 52,500 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Payne.

 (8) Includes 52,663 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Hemmig.

 (9) Includes 99,850 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Low.

(10) Includes 7,163 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Drexler.

(11) Includes 52,663 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Camp.

(12) Includes 52,663 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Lazarus. Excludes any shares owned by Weston Presidio Capital II, L.P.

(13) Includes 21,163 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Ferguson. Excludes any shares owned by Chase Venture Capital Associates, L.P.

(14) Includes 21,000 shares of Common Stock subject to options exercisable within 60 days of April 19, 1999 held by Mr. Ball.

                                    *  *  *

     This Supplement to Proxy Statement is dated June 3, 1998 and is first being mailed to the Company's stockholders on or about June 4, 1998.

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